	Summary Prospectus	Ticker Symbols
Value Fund	January 31, 2011	Class A: FIUTX Class B: FIUBX
Supplemented as of November 22, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/funds.  You can also get this information at no cost by calling 1 (800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated January 31, 2011 and both supplemented as of November 22, 2011 and the financial statements included in the Fund’s most recent report to shareholders, dated September 30, 2010, are all incorporated by reference into this Summary Prospectus.

Investment Objective: The Fund seeks total return.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 99 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-44 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.30%	1.00%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	1.38%	2.08%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$707	$987	$1,287	$2,137
Class B shares	$611	$952	$1,319	$2,231

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$707	$987	$1,287	$2,137
Class B shares	$211	$652	$1,119	$2,231

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund invests, under normal market conditions, primarily in dividend-paying stocks of companies that the Fund believes are undervalued in the market relative to their long term potential. The Fund normally will diversify its assets among dividend-paying stocks of large-, mid- and small-size companies. The Fund may also invest in stocks of companies of any size that do not pay dividends if they appear to be undervalued.

The Fund uses both quantitative and qualitative analysis in attempting to identify stocks that are undervalued. Quantitatively, the Fund seeks companies with one or more of the following: low price-to-cash flow ratios; low price-to-book value ratios; low price-to-sales ratios; low corporate leverage; and insider buying. Qualitatively, the Fund assesses a company’s corporate strategy and whether the company is operating in the interests of shareholders and analyzes a company’s balance sheet, competition within a company’s industry, barriers to entry and the potential for product substitution.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.

Principal Risks: You can lose money by investing in the Fund. The likelihood of a loss is greater if you invest for a short period of time. The Fund is intended for investors who:

■    Are seeking total return,

■    Are willing to accept a moderate degree of investment risk, and

■    Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Value Fund:

Market Risk. Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates or a change in investor sentiment.

Undervalued Securities Risk. The Fund seeks to invest in stocks that are undervalued and that will rise in value due to anticipated events or changes in investor perceptions. If these events do not occur or investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

Mid-Size and Small-Size Company Risk. The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid-and small-size companies tend to experience sharper price fluctuations. At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling  1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31
During the periods shown, the highest quarterly return was 14.33% (for the quarter ended June 30, 2003) and the lowest quarterly return was
-18.65% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2010
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	6.83%	1.45%	0.30%
(Return After Taxes on Distributions)	6.57%	0.99%	-0.03%
(Return After Taxes on Distributions and Sales of Fund Shares)	4.76%	0.95%	0.10%
Class B Shares
(Return Before Taxes)	8.68%	1.62%	0.09%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager: Sean Reidy has served as Portfolio Manager of the Fund since November 2011.

Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026. The minimum initial purchase is $1,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”). FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds. For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

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